Exhibit 32.1
                                                                    ------------

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), the undersigned, Corey M. Horowitz, Chief Executive Officer and Chairman of Network-1 Security Solutions, Inc., a Delaware corporation (the "Company"), does hereby certify to his knowledge, that:

The Annual Report on Form 10-KSB for the year ended December 31, 2004 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            /s/Corey M. Horowitz
                                            ------------------------------------
                                            Corey M. Horowitz
                                            Chief Executive Officer and Chairman
                                            April 14, 2005

                                                                    Exhibit 32.1
                                                                    ------------

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350), the undersigned, David C. Kahn, Chief Financial Officer of Network-1 Security Solutions, Inc., a Delaware corporation (the "Company"), does hereby certify to his knowledge, that:

The Annual Report on Form 10-KSB for the year ended December 31, 2004 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/David C. Kahn
                                            ------------------------------------
                                            David C. Kahn
                                            Chief Financial Officer
                                            April 14, 2005